                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 21, 2000



                              THINKING TOOLS, INC.
                (Exact name of registrant as specified in charter


         DELAWARE                   000-21295                  77-0436410

(State or Other Jurisdiction       (Commission                (IRS Employer
     of Incorporation)             File Number)           Identification Number)

                 200 Park Avenue, Suite 3900, New York, NY 10166
         (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (212) 808-7474

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

         On December 21, 2000, Thinking Tools, Inc. announced that StartFree.com, Inc., its wholly-owned subsidiary, ceased operations. A copy of the press release announcing this action and the reasons therefor is filed herewith as Exhibit (99) to this Report and incorporated herein by reference.

ITEM  7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  (99) Press Release dated December 21, 2000 entitled "Thinking Tools Announces StartFree.com Has Ceased Operations"

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THINKING TOOLS, INC.



                                        By: /s/ Moshe Zarmi
                                            --------------------
                                            Name: Moshe Zarmi
                                            Title: President

Dated: December 21, 2000

EXHIBIT INDEX

EXHIBIT NUMBER

         (99) Press Release dated December 21, 2000 entitled "Thinking Tools Announces StartFree.com Has Ceased Operations"